UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 4, 2013

Level 3 Communications, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-15658	47-0210602
(State or other	(Commission File	(IRS employer
jurisdiction of incorporation)	Number)	Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado	80021
(Address of principal executive offices)	(Zip code)

720-888-1000
(Registrant’s telephone number including area code)

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On October 4, 2013, Level 3 Financing, Inc. (“Level 3 Financing”), a Delaware corporation and a wholly owned subsidiary of Level 3 Communications, Inc. (the “Company” or “Level 3”), entered into an eighth amendment agreement (the “Eighth Amendment Agreement”) to the Existing Credit Agreement (as defined below) to incur $1,200,000,000 in aggregate borrowings under the Existing Credit Agreement through an add-on to Level 3 Financing’s Tranche B 2020 Term Loan (the “New Add On Loan”). The net proceeds of the New Add On Loan were used to pre-pay the Company’s $1,200,000,000 Tranche B-II 2019 Term Loan under the Existing Credit Agreement (as defined below). As a result of the incurrence of the New Add On Loan and the pre-payment of the Tranche B-II 2019 Term Loan, the total aggregate principal amount of the loans under the Restated Credit Agreement (as defined below) remains $2,610,500,000. Since the New Add On Loan is part of the Tranche B 2020 Term Loan, it matures on January 15, 2020.  The New Add On Loan was priced to lenders at par, with the payment to the lenders of an upfront 25 basis point fee at closing.

The New Add On Loan has an interest rate, in the case of any ABR Borrowing (as defined in the Restated Credit Agreement), equal to (a) the greater of (i) the Prime Rate (as defined in the Restated Credit Agreement) in effect on such day, (ii) the Federal Funds Effective Rate (as defined in the Restated Credit Agreement) in effect on such day plus ½ of 1% and (iii) the sum of (A) the higher of (x) the LIBO Rate (as defined in the Restated Credit Agreement) for a one month interest period on such day and (y) 1.0%, plus (B) 1.0%, plus (b) 2.0% per annum. In the case of any Eurodollar Borrowing (as defined in the Restated Credit Agreement), the New Add On Loan bears interest at the LIBO Rate for the interest period for such borrowing plus 3.0% per annum.

The Company, as guarantor, Level 3 Financing, as borrower, Merrill Lynch Capital Corporation, as Administrative Agent and Collateral Agent, and certain other agents and certain lenders are party to that certain Credit Agreement, dated as of March 13, 2007, as amended and restated by that certain Seventh Amendment Agreement, dated as of August 16, 2013 (the “Existing Credit Agreement”). The Existing Credit Agreement as further amended and restated by the Eighth Amendment Agreement is referred to as the “Restated Credit Agreement.”

Level 3 Financing’s obligations under the New Add On Loan are, subject to certain exceptions, secured by certain of the assets of (i) the Company and (ii) certain of the Company’s material domestic subsidiaries which are engaged in the telecommunications business and which were able to grant a lien on their assets without regulatory approval. The Company and certain of its subsidiaries have also guaranteed the obligations of Level 3 Financing under the New Add On Loan. Upon obtaining regulatory approvals, Level 3 Communications, LLC, an indirect, wholly owned subsidiary of the Company (“Level 3 LLC”), and its material domestic subsidiaries will guarantee and, subject to certain exceptions, pledge certain of their assets to secure, the obligations under the New Add On Loan.

No changes have been made to any restrictive covenants or events of default contained in the Existing Credit Agreement.  However, the incremental facility provisions set forth in Section 9.02(d) of the Existing Credit Agreement were amended in the Restated Credit Agreement to provide that, in the case of incremental term loans incurred for the purpose of refinancing other Loans (as defined in the Restated Credit Agreement) outstanding under the Restated Credit Agreement, the maturity date of such incremental term loans may be earlier than the latest Maturity Date (as defined in the Restated Credit Agreement) then in effect under the Restated Credit Agreement, so long as such maturity date is not earlier than the Maturity Date of the Loans being refinanced.

The foregoing description of the Eighth Amendment Agreement does not purport to be complete and is qualified in its entirety by reference to the Eighth Amendment Agreement and the accompanying Restated Credit Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In addition to the Eighth Amendment Agreement, in connection with the incurrence of the New Add On Loan and the lending of the proceeds thereof by Level 3 Financing to Level 3 LLC, Level 3 Financing and Level 3 LLC entered into an Amended and Restated Loan Proceeds Note with an initial principal amount of $3,810,500,000, which is filed as Exhibit 10.2 to this Current Report on Form 8-K. In connection with the pre-payment of the Tranche B-II 2019 Term Loan and the corresponding partial pre-payment by Level 3 LLC of the Exhibit 10.2 loan proceeds note, Level 3 Financing and Level 3 LLC entered into a subsequent Amended and Restated Loan Proceeds

Note with an initial principal amount of $2,610,500,000, which is filed as Exhibit 10.3 to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(a)                 Financial Statements of Business Acquired

None

(b)                 Pro Forma Financial Information

None

(c)                  Shell Company Transactions

None

(d)                 Exhibits

10.1

Eighth Amendment Agreement to Amended and Restated Credit Agreement, dated as of October 4, 2013, among Level 3 Communications, Inc., Level 3 Financing, Inc., the Lenders party thereto and Merrill Lynch Capital Corporation.

10.2	Amended and Restated Loan Proceeds Note, dated as of October 4, 2013, issued by Level 3 Communications, LLC to Level 3 Financing, Inc.

10.3	Amended and Restated Loan Proceeds Note, dated as of October 4, 2013, issued by Level 3 Communications, LLC to Level 3 Financing, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Level 3 Communications, Inc.

	By:	/s/ Neil J. Eckstein
Neil J. Eckstein, Senior Vice President

Date: October 4, 2013

Exhibit Index

Exhibit	Description

10.1

Eighth Amendment Agreement to Amended and Restated Credit Agreement, dated as of October 4, 2013, among Level 3 Communications, Inc., Level 3 Financing, Inc., the Lenders party thereto and Merrill Lynch Capital Corporation.

10.2	Amended and Restated Loan Proceeds Note, dated as of October 4, 2013, issued by Level 3 Communications, LLC to Level 3 Financing, Inc.

10.3	Amended and Restated Loan Proceeds Note, dated as of October 4, 2013, issued by Level 3 Communications, LLC to Level 3 Financing, Inc.